Exhibit (b)(2)

SECTION 906 CERTIFICATIONS

In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Registrant.


By:


/s/
Michael J. Cosgrove
Chairman, GE LIFESTYLE FUNDS

Date: June 07, 2005

By:


/s/
Robert Herlihy
Treasurer, GE LIFESTYLE FUNDS

Date: June 07, 2005


[A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.]